UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

Ingersoll Rand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Harbour Place Drive, Suite 600

Davidson, North Carolina 28036

(704) 655-4000

(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 7, 2024, Ingersoll Rand Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein (the “Underwriters”), with respect to the Company’s issuance and sale of $700,000,000 aggregate principal amount of the Company’s 5.197% Senior Notes due 2027 (the “2027 Notes”), $750,000,000 aggregate principal amount of the Company’s 5.176% Senior Notes due 2029 (the “2029 Notes”), $500,000,000 aggregate principal amount of the Company’s 5.314% Senior Notes due 2031 (the “2031 Notes”), $750,000,000 aggregate principal amount of the Company’s 5.450% Senior Notes due 2034 (the “2034 Notes”) and $600,000,000 aggregate principal amount of the Company’s 5.700% Senior Notes due 2054 (the “2054 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2031 and the 2034 Notes, the “Notes”). The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-273755), including a prospectus supplement dated May 7, 2024 (the “Prospectus Supplement”) to the prospectus contained therein dated August 7, 2023, filed by the Company with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), and a free writing prospectus dated May 7, 2024, filed by the Company with the Commission, pursuant to Rule 433 under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Indenture and the Notes

The Notes were issued on May 10, 2024, pursuant to a Base Indenture, dated as of August 14, 2023 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”), as supplemented by the third supplemental indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of May 10, 2024, between the Company and the Trustee.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other senior unsecured indebtedness from time to time outstanding, senior in right of payment to all of the Company’s subordinated indebtedness from time to time outstanding, and effectively junior to all of the indebtedness and other liabilities of the Company’s subsidiaries from time to time outstanding and to all of the Company’s secured indebtedness from time to time outstanding to the extent of the value of the assets securing such secured indebtedness.

Interest on each series of the Notes begins accruing on May 10, 2024, the issue date of the Notes. Interest on the 2027 Notes accrues at a rate of 5.197% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2024. Interest on the 2029 Notes accrues at a rate of 5.176% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2024. Interest on the 2031 Notes accrues at a rate of 5.314% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2024. Interest on the 2034 Notes accrues at a rate of 5.450% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2024. Interest on the 2054 Notes accrues at a rate of 5.700% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2024. The 2027 Notes mature on June 15, 2027, the 2029 Notes mature on June 15, 2029, the 2031 Notes mature on June 15, 2031, the 2034 Notes mature on June 15, 2034 and the 2054 Notes mature on June 15, 2054.

Prior to (i) May 15, 2027 (the date that is one month prior to the maturity of the 2027 Notes), in the case of the 2027 Notes, (ii) May 15, 2029 (the date that is one month prior to the maturity of the 2029 Notes), in the case of the 2029 Notes, (iii) April 15, 2031 (the date that is two months prior to the maturity of the 2031 Notes), in the case of the 2031 Notes, (iv) March 15, 2034 (the date that is three months prior to the maturity of the 2034 Notes), in the case of the 2034 Notes, and (v) December 15, 2053 (the date that is six months prior to the maturity of the 2054 Notes), in the case of the 2054 Notes, the Company may redeem the Notes of a series at its option, in whole or in part, at any time from time to time, at a “make-whole” premium, plus accrued and unpaid interest thereon to, but not including, the redemption date.

On or after (i) May 15, 2027, in the case of the 2027 Notes, (ii) May 15, 2029, in the case of the 2029 Notes, (iii) April 15, 2031, in the case of the 2031 Notes, (iv) March 15, 2034, in the case of the 2034 Notes, and (v) December 15, 2053, in the case of the 2054 Notes, the Company may redeem the Notes of a series at its option, in whole or in part, at any time from time to time, at a price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

In the event that (i) the Acquisition (as defined in the Prospectus Supplement) is not consummated on or prior to the Special Mandatory Redemption End Date (as defined in the Prospectus Supplement) or (ii) the Company notifies the Trustee that it will not pursue consummation of the Acquisition, then the Company will be required to redeem all of the outstanding 2027 Notes, 2029 Notes and 2031 Notes at a redemption price equal to 101% of the principal amount of such notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (as defined in the Prospectus Supplement). The 2034 Notes and the 2054 Notes will not be subject to the special mandatory redemption provisions described in the Prospectus Supplement.

If a change of control triggering event occurs with respect to a series of Notes, unless the Company has given written notice with respect to a redemption of all of the Notes of such series, within a specified period, the Company must offer to repurchase such Notes at a repurchase price equal to 101% of the principal amount of the Notes of such series (or such higher amount as the Company may determine) plus accrued and unpaid interest thereon to, but not including, the date of repurchase.

The Indenture contains covenants that impose limitations on, among other things, creating liens on certain assets of the Company and certain of its subsidiaries to secure debt; consolidating, merging, selling or otherwise disposing of all or substantially all of the consolidated assets of the Company and its subsidiaries; and entering into sale and leaseback transactions with respect to certain assets of the Company and certain of its subsidiaries. The Indenture also contains customary events of default and covenants for an issuer of investment grade debt securities.

The Company used the net proceeds of the 2034 Notes and the 2054 Notes to repay in full all indebtedness under, and terminate all commitments and discharge and release all guarantees in respect of, the Company’s Existing Senior Secured Credit Facilities (as defined in the Prospectus Supplement) and intends to use the remaining net proceeds of such Notes for general corporate purposes. Absent a Special Mandatory Redemption (as defined in the Prospectus Supplement), the Company intends to use the net proceeds of the 2027 Notes, the 2029 Notes and the 2031 Notes to partially fund the cash consideration of the Acquisition, with any remaining cash consideration to be funded with cash on hand.

The foregoing summaries of the Underwriting Agreement, the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K, which documents are incorporated herein by reference. In addition, the legal opinion of Simpson Thacher & Bartlett LLP, relating to the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

New Revolving Credit Facility

On May 10, 2024 (the “Closing Date”), the Company, as borrower (the “Borrower”), entered into a credit agreement (the “New Revolving Credit Facility”), with the lenders party thereto and Citibank, N.A., as administrative agent. The New Revolving Credit Facility provides for a senior unsecured revolving facility in an aggregate committed amount of $2,600,000,000, a portion of which is available for the issuance of letters of credit in U.S. dollars, EUR or GBP. The New Revolving Credit Facility will mature five years from the Closing Date, subject to up to two additional one-year extensions pursuant to the terms of the New Revolving Credit Facility.

Borrowings under the New Revolving Credit Facility (other than borrowings in EUR or GBP) bear interest at a rate determined, at the Company’s option, based on either (i) an alternate base rate or (ii) a Term SOFR rate with a 0.10% per annum Term SOFR adjustment, plus, in each case, an applicable margin that varies depending on the credit rating of the Borrower. Borrowings under the New Revolving Credit Facility in EUR (if any) bear interest at a EURIBOR rate, plus, in each case, an applicable margin that varies depending on the credit rating of the Borrower. Borrowings under the New Revolving Credit Facility in in GBP (if any) bear interest at a daily simple SONIA rate plus, in each case, an applicable margin that varies depending on the credit rating of the Borrower. The Borrower will pay to the lenders under the New Revolving Credit Facility a commitment fee equal to a certain percentage of the aggregate daily amount of unused commitments under the New Revolving Credit Facility. The applicable margin will be determined as shown in the following table:

	Ratings (S&P/Moody’s/Fitch)	Term SOFR/EURIB OR/SONIA Margin (% per annum)	ABR Margin (% per annum)
Level 1	BBB+/Baa1/BBB+ or above	1.000%	0.000%
Level 2	BBB/Baa2/BBB	1.125%	0.125%
Level 3	BBB-/Baa3/BBB-	1.250%	0.250%
Level 4	BB+/Ba1/BB+	1.750%	0.750%
Level 5	BB/Ba2/BB or below	2.000%	1.000%

The New Revolving Credit Facility contains certain customary representations and warranties, as well as certain customary affirmative and negative covenants. The New Revolving Credit Facility’s negative covenants restrict the activities of the Borrower and the Borrower’s other subsidiaries, including, among other things, such Borrower’s or subsidiary’s ability to (i) create certain liens on its assets, (ii) dispose of substantially all of its assets, (iii) merge, liquidate, dissolve, change its business or consolidate with other entities and (iv) effect sale-and-leaseback transactions, in each case, subject to certain exceptions. The New Revolving Credit Facility also restricts the ability of the Borrower’s subsidiaries to incur debt and issue preferred stock, in each case, subject to certain exceptions.

The financial covenant in the New Revolving Credit Facility requires the Borrower to maintain, as of the last day of each fiscal quarter (beginning with the second fiscal quarter of 2024), a ratio of adjusted consolidated total net debt to consolidated adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of not more than 3.50 to 1.00, provided that the Borrower may elect to increase such ratio to 4.00 to 1.00 following a qualified acquisition up to two times, each for a period of four fiscal quarters beginning with the quarter during which such qualified acquisition is consummated (and if the second election occurs during the first increase period, such increase will be effective for a total of eight consecutive fiscal quarters).

The New Revolving Credit Facility also contains certain customary events of default, including, among others, defaults based on certain bankruptcy and insolvency events, nonpayment, cross-defaults to other material debt, breach of specified covenants, material ERISA events, material monetary judgments, change of control events, inability to pay debts as they become due and material inaccuracy of the Company’s representations and warranties.

The foregoing description of the New Revolving Credit Facility does not purport to be complete and is subject to and is qualified in its entirety by reference to the full text of the New Revolving Credit Facility, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the repayment of the Company’s senior secured credit facilities is incorporated into this Item 1.02 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the New Revolving Credit Facility is incorporated into this Item 2.03 by reference.

Item 7.01	Other Events.

On May 10, 2024, the Company issued a press release announcing the closing of the Notes and the refinancing of the Existing Senior Secured Credit Facilities and that it had entered into the New Revolving Credit Facility. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated as of May 7, 2024, among Ingersoll Rand Inc. and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters

4.1	Supplemental Indenture, dated as of May 10, 2024, among Ingersoll Rand Inc. and Deutsche Bank Trust Company Americas, as trustee

4.2	Form of Global Note for 5.197% Senior Notes due 2027 (included in Exhibit 4.1)

4.3	Form of Global Note for 5.176% Senior Notes due 2029 (included in Exhibit 4.1)

4.4	Form of Global Note for 5.314% Senior Notes due 2031 (included in Exhibit 4.1)

4.5	Form of Global Note for 5.450% Senior Notes due 2034 (included in Exhibit 4.1)

4.6	Form of Global Note for 5.700% Senior Notes due 2054 (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

10.1	Credit Agreement, dated as of May 10, 2024, by and among Ingersoll Rand Inc., the lenders party thereto and Citibank, N.A., as administrative agent

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

99.1	Press Release issued by Ingersoll Rand Inc. on May 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024	INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary